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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) May 16, 2000



                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)




            Ohio                       1-5111               34-0538550
-----------------------------     ---------------   -------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
Incorporation)                    File Number)          Identification No.)


    Strawberry Lane, Orrville, Ohio                           44667
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code      (330) 682-3000
                                                   ------------------------


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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     Our news release dated May 16, 2000 concerning our year-end operating results is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  None

         (b)      PRO FORMA FINANCIAL INFORMATION:  None

         (c)      EXHIBITS:

                  Exhibit
                  Number            Exhibit
                  -------           -------

                  99.1              Press release, dated May 16, 2000





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE J. M. SMUCKER COMPANY



                                By: /s/ Steven J. Ellcessor
                                    --------------------------------------------
                                    Name:   Steven J. Ellcessor
                                    Title:  Vice President - Finance and
                                            Administration, Secretary/Treasurer,
                                            and General Counsel


Dated:  May 16, 2000



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                                INDEX TO EXHIBITS




        EXHIBIT
        NUMBER          EXHIBIT
        -------         -------

         99.1           Press release, dated May 16, 2000





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